THIRD AMENDMENT TO PHASE 3 AGREEMENT OF SALE

THIS THIRD AMENDMENT TO PHASE 3 AGREEMENT OF SALE (this "Amendment") is entered into this 6th day of September 2012, by and between BLUE RIDGE REAL ESTATE COMPANY, a corporation duly organized under the laws of the Commonwealth of Pennsylvania (the "Seller"), and THE CONSERVATION FUND, a Non-Profit Corporation organized and existing under the laws of the State of Maryland (the "Purchaser").

RECITALS:

WHEREAS, the Seller and Purchaser entered into that Phase 3 Agreement of Sale dated February 17, 2011, as amended by a First Amendment to Phase 3 Agreement of Sale dated August 15, 2011, and a Second Amendment dated February 20, 2012 collectively (the "Phase 3 Contract"), involving the purchase and sale of approximately 376.228 unimproved acres owned by Seller located in Thornhurst Township, Lackawanna County, Pennsylvania, all as more fully set forth in the Contract; and

WHEREAS, Seller and Purchaser desire to amend the Contract to extend the Inspection Period as set out in Section 5.1 of the original Contract and amended by the First Amendment and the Second Amendment.

NOW THEREFORE, for and in consideration of ONE DOLLAR ($1.00) and other good and valuable consideration, receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Defined Terms. Except as expressly modified or amended hereunder, any defined terms in this Amendment shall have the definitions as provided in the Contract.

2. Recitals and Exhibits. The recitals set forth above and all exhibits attached are incorporated by reference in, and made a part of this Amendment.

3. Extension of the Inspection Period. Notwithstanding the terms of Section 5.1 of the Contract, as previously amended, the Inspection Period is hereby extended from November 30, 2012 to May 30, 2013.

4. Closing Date. In light of the extension to the Inspection Period, the parties confirm that the Closing shall now occur on July 1, 2013.

5. Ratification. All other terms and conditions in said Contract are hereby ratified and affirmed. Introductory recitals are incorporated herein.

6. Counterparts. This Amendment may be executed in one or more counterparts by facsimile and the signature pages of such counterparts shall be combined to form and constitute one instrument.

WITNESS the hands and seals of the parties hereto.

WITNESS:

SELLER:

BLUE RIDGE REAL ESTATE COMPANY

/s/ Christine A. Liebold

BY:  /s/ Richard T. Frey

Its: Vice President & Chief Operating Officer

Date: 9/6/12

PURCHASER:

THE CONSERVATION FUND

A Maryland non-profit corporation

/s/ Amelia Matthews

BY: /s/ Jodi R. O’Day

Its: Vice President and Regional Counsel

Date:  8/25/12